MFS(R) /SUN LIFE SERIES TRUST

                               MONEY MARKET SERIES

          Supplement to the Current Statement of Additional Information

MFS has agreed to bear the Money Market Series' expenses, excluding taxes, extraordinary expenses, brokerage and transactions costs, in excess of 1.25% of the Series' average daily net assets. This arrangement may not be modified without shareholder approval. Additionally, MFS has agreed to bear the expenses of the Money Market Series, excluding taxes, extraordinary expenses, brokerage and transactions costs, in excess of 0.60% of the Series' Initial Class and 0.85% of the Series' Service Class shares average daily net assets.

These arrangements will remain in effect until May 1, 2002, absent an earlier modification by the Board of Trustees which oversses the Series.


                The date of this Supplement is January 15, 2002.